UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2018

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 165 Broadway New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 7, 2018, ITG Inc. and AlterNet Securities, Inc. (“AlterNet”), each a wholly-owned subsidiary of Investment Technology Group, Inc. (“ITG” or the “Company”), reached a final settlement with the Securities and Exchange Commission (the “SEC”) to resolve the previously disclosed investigation of certain operational features of the U.S. POSIT alternative trading system and access to U.S. POSIT data, together with related disclosures.

The SEC’s order finds violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”) by ITG Inc. and AlterNet and Rules 301(b)(2) and 301(b)(10) of Regulation ATS by ITG Inc.  ITG Inc. and AlterNet neither admitted nor denied the findings in the SEC’s order but agreed to cease-and-desist from committing or causing any violations and future violations of these provisions. The settlement also censured ITG Inc. and AlterNet and ordered them to pay a civil monetary penalty of $12 million.

The Company has remediated the conduct described in the SEC’s order.  The order acknowledges ITG’s cooperation and several of the Company’s most significant remedial actions, including enhanced compliance procedures, stricter limits on access to POSIT data, and additional training of employees concerning the handling of POSIT data. The Company is not aware of any live order information or client identifying information having been shared outside of ITG.

ITG previously announced the establishment of an accrual for this settlement of $12.0 million, together with related legal expenses of $0.2 million, during the second quarter of 2018. The Company incurred approximately $0.8 million in the third quarter of 2018 in additional legal fees related to this matter.

FORWARD-LOOKING STATEMENTS

In addition to historical information, this report may contain “forward-looking” statements that reflect management’s expectations for the future. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “trend,” “potential” or “continue” and the negative of these terms and other comparable terminology. A variety of important factors could cause results to differ materially from such statements.

Factors relating to the proposed merger between Virtu Financial, Inc. (“Virtu”) and the Company (the “Merger”) pursuant to an Agreement and Plan of Merger by and among Virtu, Impala Merger Sub, Inc., an indirect wholly owned subsidiary of Virtu, and the Company, dated as of November 6, 2018 (the “Merger Agreement”), include, but are not limited to, the completion of the Merger in a timely manner or at all, obtaining required governmental approvals of the Merger on the terms expected or on the anticipated schedule, the Company’s stockholders failing to approve the Merger, the parties to the Merger Agreement failing to satisfy other conditions to the completion of the Merger, or failing to meet expectations regarding the timing and completion of the Merger, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally, risks that the proposed Merger disrupts current operations of the Company and potential difficulties in employee retention as a result of the Merger, risks related to diverting management’s attention from the Company’s ongoing business operations, the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Merger, and the amount of the costs, fees, expenses and other charges related to the Merger.

Certain additional factors are noted throughout ITG’s 2017 Annual Report on Form 10-K, and its Form 10-Qs (as amended, if applicable) and include, but are not limited to, general economic, business, credit, political and financial market conditions, both internationally and domestically, financial market volatility, fluctuations in market trading volumes, effects of inflation, adverse changes or volatility in interest rates, fluctuations in foreign exchange rates, evolving industry regulations and increased regulatory scrutiny, the outcome of contingencies such as legal proceedings or governmental or regulatory investigations and customer or shareholder reaction to, or further proceedings or sanctions based on, such matters, the volatility of the Company’s stock price, changes in tax policy or accounting rules, the ability of the Company to utilize its loss and tax credit carryforwards, the actions of both current and potential new competitors, changes in commission pricing, rapid changes in technology, errors or malfunctions in the Company’s systems or technology, operational risks related to misconduct or errors by the Company’s employees or entities with which the Company does business, cash flows into or redemptions from equity mutual funds, ability to meet the capital and liquidity requirements of the Company’s securities business and the related clearing of the Company’s customers’ trades, customer trading patterns, the success of the Company’s products and service offerings, the Company’s ability to continue to innovate and meet the demands of its customers for new or enhanced products, the Company’s ability to protect its intellectual property, the Company’s ability to execute on strategic initiatives or transactions, the Company’s ability to attract and retain talented employees, and the Company’s ability to pay dividends or repurchase its common stock in the future.

The forward-looking statements included herein represent ITG’s views as of the date of this report. ITG undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

By:	/s/ Angélique F.M. DeSanto
	Name:	Angélique F.M. DeSanto
	Title:	Managing Director, General Counsel and Secretary and Duly Authorized Signatory of Registrant

Dated:  November 7, 2018